CONSECO VARIABLE INSURANCE COMPANY

                       CONSECO VARIABLE ANNUITY ACCOUNT C
                       CONSECO VARIABLE ANNUITY ACCOUNT E
                       CONSECO VARIABLE ANNUITY ACCOUNT F
                       CONSECO VARIABLE ANNUITY ACCOUNT G
                       CONSECO VARIABLE ANNUITY ACCOUNT H

                        Supplement dated November 8, 2000


         This supplement replaces the Supplement dated September 22, 2000 (September 22nd Supplement) in its entirety.

         In the September 22nd Supplement, a proposed substitution of shares was described. The Supplement stated that Conseco Variable Insurance Company (Conseco Variable) proposed to substitute shares of the High Yield Portfolio of Conseco Series Trust for shares of the INVESCO VIF-High Yield Fund of INVESCO Variable Investment Funds, Inc., and to substitute shares of the Equity Portfolio of the Conseco Series Trust for shares of the INVESCO VIF-Equity Income Fund of INVESCO Variable Investment Funds, Inc. (Substitution). In connection with the proposed Substitution, Conseco Variable filed an application with the Securities and Exchange Commission (SEC) seeking approval of the proposed Substitution.

         The purpose of this Supplement is to inform contract owners that Conseco Variable has determined that it is not in the best interests of contract owners to pursue the Substitution at this time. In light of this decision, Conseco Variable has withdrawn its request for approval of the Substitution from the SEC.



                       Conseco Variable Insurance Company
                          11815 N. Pennsylvania Street
                                Carmel, IN 46032
                                 (800) 342-6307



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